SCHEDULE OF SUPPLEMENTAL BALANCE SHEET INFORMATION (Details) - USD ($)	Jun. 30, 2023	Jun. 30, 2022
Leases
Operating lease right-of-use assets, net	$ 17,537,096	$ 4,589,678
Operating lease liabilities - current	2,326,162	184,700
Operating lease liabilities - non-current	10,612,508	901,351
Total operating lease liabilities	$ 12,938,670	$ 1,086,051